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                              THE GILLETTE COMPANY

               10,000,000 SHARES OF COMMON STOCK, $1.00 PAR VALUE

                             Underwriting Agreement


                                                        _______________, 1998


J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Morgan Stanley & Co. Incorporated
c/o J.P. Morgan Securities Inc.
    60 Wall Street
    New York, New York 10260

Ladies and Gentlemen:

     Certain stockholders named in Schedule II hereto (the "SELLING STOCKHOLDERS") of The Gillette Company, a Delaware corporation (the "COMPANY"), propose to sell to the several Underwriters listed in Schedule I hereto (the "UNDERWRITERS"), an aggregate of 10,000,000 shares of Common Stock, par value $1.00 per share, of the Company (the "UNDERWRITTEN SHARES") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, up to an additional 1,500,000 shares of Common Stock of the Company (the "OPTION SHARES"). The Underwritten Shares and the Option Shares are herein referred to as the "SHARES". The outstanding shares of Common Stock of the Company are herein referred to as the "STOCK". The Stock, including the Shares, has attached thereto rights (the "RIGHTS") to purchase one ten-thousandth of a share of Series A Junior Participating Preferred Stock for $.225 per share exercisable only upon the occurrence of certain events. The Rights have been issued pursuant to a Rights Agreement (the "RIGHTS AGREEMENT") dated as of December 14, 1995 between the Company and The First National Bank of Boston, as Rights Agent.

     The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration



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statement, including a prospectus, relating to the Shares and the attached
Rights. The registration statement as amended at the time when it shall become effective including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "REGISTRATION STATEMENT", and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "PROSPECTUS". If the Company has filed an abbreviated registration statement to register additional shares of Stock pursuant to Rule 462(b) and under the Securities Act (the "Rule 462 Registration Statement"), then any reference to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") that are deemed to be incorporated by reference therein.

     The Company and each of the Selling Stockholders hereby agrees with the Underwriters as follows:

     1. Each of the Selling Stockholders agrees, severally and not jointly, to sell the Underwritten Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from each of the Selling Stockholders at a purchase price per share of $____ (the "Purchase Price) the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from all the Selling Stockholders hereunder.

     In addition, each of the Selling Stockholders agrees to, severally and not jointly, sell the Option Shares to the several Underwriters as hereinafter provided, and each Underwriter on the basis of the representations and warranties herein


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contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from each of the Selling Stockholders at the Purchase Price that portion of the number of Option Shares set forth opposite such Selling Stockholder's name in Schedule II hereto as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the number of Option Shares set forth opposite such Selling Stockholder's name in Schedule II by a fraction, the numerator of which is the product of (i) the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (ii) the total number of Option Shares to be purchased by the Underwriters and the denominator of which is the product of (i) the number of Underwritten Shares to be purchased by all the Underwriters from all the Selling Stockholders hereunder and (ii) the total number of Option Shares set forth in Schedule II. Any such election to purchase Option Shares shall be made in proportion to the number of Option Shares to be sold by each Selling Stockholder.

     The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Selling Stockholders. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2. The Company and the Selling Stockholders understand that the Underwriters intend (i) to make a public offering of the Shares as soon after
(A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Selling Stockholders, to you in the case of the Underwritten Shares, on ___________, 1998, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as you and the Selling Stockholders may agree upon in writing or, in the case of the Option Shares, on the date and time specified by you in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "CLOSING DATE" and the time and date for such payment for the Option Shares, if


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other than the Closing Date, are herein referred to as the "ADDITIONAL CLOSING
DATE". As used herein, the term "BUSINESS DAY" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to you for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as you shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Selling Stockholders. The certificates for the Shares will be made available for inspection and packaging by you at the office of J.P. Morgan Securities Inc. not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4. (a) The Company represents and warrants to each Underwriter and the Selling Stockholders that:

               (i) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement and any amendment thereto or the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information relating to (x) any Underwriter furnished to the Company in writing by such Underwriter through you expressly


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          for use therein and (y) contained the letter dated __, 1998 from the
          Selling Stockholder to the Company (the "Selling Stockholder Information");

               (ii) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents when they became effective or were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iii) except as noted therein, the consolidated financial statements, and the related notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; [and the pro forma financial information, and the related notes thereto, incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable;

               (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock of the Company or long-term debt of the Company and its consolidated subsidiaries taken as a whole or any material adverse change,


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          or any known development involving the reasonable likelihood of a prospective material adverse change, in the business, operations or financial condition, of the Company and its consolidated subsidiaries, taken as a whole, otherwise, in each case, than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of the consolidated subsidiaries listed on Appendix A hereto (the "SIGNIFICANT SUBSIDIARIES") has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its consolidated subsidiaries taken as a whole;

               (v) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

               (vi) each of the Company's Significant Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and each of the Company's Significant Subsidiaries that is incorporated under the laws of the United States or any state or other political subdivision thereof (a "SIGNIFICANT U.
          S. SUBSIDIARY") has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and, except as set forth in Exhibit 22 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, all the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the


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          Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the Company has an authorized capitalization as set forth in the Prospectus as of the dates provided therein and such authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

               (ix) the Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized and validly issued by the Company; and the Series A Junior Participating Preferred Stock has been duly authorized by the Company and validly reserved for issuance upon the exercise of the Rights and, when issued in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable;

               (x) neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its consolidated subsidiaries taken as a whole; the performance by the Company of its obligations under this Agreement and the


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          consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Significant Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (xi) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Significant Subsidiaries is or may be a party or to which any property of the Company or any of its Significant Subsidiaries is or may be the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, operations, or financial condition of the Company and its consolidated subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (xii) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the


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          Commission or the sale of the Shares by the Selling Stockholders pursuant hereto; and

               (xiii) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the stock.

          (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

               (i) all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; this Agreement has been duly authorized, executed and delivered by such Selling Stockholder;

               (ii) the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the Partnership Agreement of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (iii) such Selling Stockholder has good and valid title to the Shares to be sold at the Closing Date or Additional Closing Date, as the case may be, by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims other than those related to this Agreement; such Selling Stockholder will have, immediately prior to the Closing Date or


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          Additional Closing Date, as the case may be, good and valid title to the Shares to be sold at the Closing Date or Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims other than those related to this Agreement; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters;

               (iv) such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

               (v) the Selling Stockholder Information does not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Selling Stockholder Information included in the Prospectus, as amended or supplemented, if applicable, furnished to the Company in writing by such Selling Stockholder expressly for use therein at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by dissolution of its partnership, or by the occurrence of any other event. If any such partnership should be dissolved, or if any other such event should occur, before the delivery of the Shares by it hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement.

     5. (a) The Company covenants and agrees with each of the several Underwriters as follows:

               (i) to use its reasonable efforts to cause the Registration Statement to become effective at the earliest possible time and, if


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          required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

               (ii) to deliver, at the expense of the Company, to you five copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including one signed copy and all exhibits and documents incorporated by reference therein and, during the period mentioned in Section 5(a)(v) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

               (iii) during the period mentioned in Section 5(a)(v) below, before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to you a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

               (iv) during the period mentioned in Section 5(a)(v)below, to advise you promptly, and to confirm such advice in writing (A) when the Registration Statement has become effective, (B) when any amendment to the Registration Statement has been filed or becomes effective, (C) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof, (D) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, and (F) of the receipt by the Company of any


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          notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

               (v) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law provided that the preparation and furnishing of any such amendment or supplement shall be at the expense of the Underwriters if such amendment or supplement is required more than __ days after the first date of public offering of the Shares;

               (vi) to use reasonable efforts to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

               (vii) to make generally available to its security holders and to you as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the


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          Registration Statement, which shall satisfy the provisions of Section
          11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

               (viii) for a period of ten years after the date hereof, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

               (ix) for a period of 90 days after the date of the initial public offering of the Shares not to (A) sell, pledge, assign or transfer or dispose of any equity securities of the Company or any option, right, warrant or contract to purchase any equity securities of the Company or any securities convertible into or exercisable or exchangeable for any equity security of the Company or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Stock or such other securities, in cash or otherwise without the prior written consent of J.P. Morgan Securities Inc., other than (u) any issuances of Stock, options, phantom stock or other securities or rights pursuant to any employee or director compensation, option, savings, benefit or other plan of the Company,
           (v) hedging transactions and programs in connection with any such plan, (w) any issuances upon exercise, conversion or exchange of any securities or obligations outstanding on the date of this Agreement,
           (x) any issuances of equity securities as consideration for an acquisition, (y) and purchases of stock or uses of put options or other derivative securities pursuant to the previously announced stock repurchase program, and (z) any issuances of Stock, and securities or agreements with respect to, in the aggregate not greater than 1,000,000 shares of Stock;

               (x) to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (A) incident to the preparation, reregistration, execution and delivery of the Shares (other than transfer taxes), (B) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (C) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as you may designate (including reasonable fees of counsel for the Underwriters and its disbursements), (D) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc., (E) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (F) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (G) the cost of preparing stock certificates and (H) the cost and charges of any transfer agent and any registrar.

          (b) Each of the Selling Stockholders covenants and agrees with each of the several Underwriters as follows:

               (i) for a period of 90 days after the date of the initial public offering of the Shares not to (A) sell, pledge, assign or transfer or dispose of any equity security of the Company or any option, right, warrant or contract to purchase any equity security of the Company or any securities convertible into or exercisable or exchangeable for any equity security of the Company or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Stock or such other securities, in cash or otherwise or (C) make any written demand for the registration of any shares of Stock or any security convertible into or exercisable or exchangeable for Stock without the prior written consent of J.P. Morgan Securities Inc. or announce an intention to do so, in each case other than (x) the Shares to be sold by such Selling Stockholder hereunder (y) distribution of Stock by the Selling Stockholders to their respective partners and (z) donations of Stock to charitable organizations provided that, in the case of clauses )y) and (z) the recipient of such Stock agrees to be bound by the foregoing lock-up; and

               (ii) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder.

     6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company and each of the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

               (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a)(i) hereof; and all requests for additional information shall have been complied with to your satisfaction;

               (b) the respective representations and warranties of the Company and the Selling Stockholders contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and each of the Company and the Selling Stockholders shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

               (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock of the Company or long-term debt of the Company and its consolidated subsidiaries taken as a whole or any material adverse change, or any known development involving the reasonable likelihood of a prospective material adverse change, in the business, operations or financial condition of the Company and its consolidated subsidiaries, taken as a whole, otherwise, in each case, than as set forth or contemplated in the Prospectus, the effect of which in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

               (e) you shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (i) a certificate of an executive officer of the Company satisfactory to you to the effect set forth in Sections 6(a), 6(b) and 6(c) (with respect to the respective representations, warranties, agreements and conditions of the Company) and to the further effect that there has not occurred any material adverse change, or any known development involving the reasonable likelihood of a prospective material adverse change, in the business, operations or financial condition, of the Company and its consolidated subsidiaries, taken as a whole, from that set forth or contemplated in the Prospectus and (ii) a certificate of the Selling Stockholders, satisfactory to you to the effect set forth in Section 6(b) (with respect to the respective representations, warranties, agreements and conditions of the Selling Stockholders);

               (f) Joseph E. Mullaney, Vice Chairman of the Board of Directors of the Company, shall have furnished to you his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to you, to the effect that:

                    (i) the Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

                    (ii) the Company has been duly qualified as a foreign
               corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                    (iii) each of the Company's Significant U.S. Subsidiaries
               has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries taken as a whole; and except as set forth in Exhibit 22 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, all of the outstanding shares of capital stock of each Significant U.S. Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (iv) other than as set forth or contemplated in the
               Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its Significant U.S. Subsidiaries is or may be a party or to which any property of the Company or its Significant U.S. Subsidiaries is or may be the subject which, if determined adversely to the Company or such Significant U.S. Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Company and its consolidated subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are contemplated by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                    (v) this Agreement has been duly authorized, executed and
               delivered by the Company;

                    (vi) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                    (vii) the outstanding shares of capital stock of the Company
               (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable;

                    (viii) the statements in the Prospectus under "Description of Capital Stock", in the Prospectus incorporated by reference from Item 3 of Part 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and in the Registration Statement in Item 15 [other], insofar as such statements constitute a summary of the terms of the Stock, legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such terms, legal matters, documents or proceedings;

                    (ix) such counsel is of the opinion that the Registration
               Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements and related schedules therein, as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the requirements of the Securities Act and believes that (except for the financial statements and related schedules therein, as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) and the prospectus included therein when such part of the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (x) neither the Company nor any of its Significant U.S.
               Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its Significant U.S. Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its consolidated subsidiaries taken as a whole; and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its Significant U.S. Subsidiaries is a party or by which the Company or any of its Significant U.S. Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant U.S. Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

                    (xi) no consent, approval, authorization, order,
               registration or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                    (xii) the documents incorporated by reference in the
               Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be (except for the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and

                    (xiii) the Rights Agreement has been duly authorized,
               executed and delivered by the Company; the Rights have been duly authorized and issued by the Company, and the Series A Junior Participating Preferred Stock has been duly authorized by the Company and validly reserved for issuance upon the exercise of the Rights and, when issued upon such exercise in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable.

               In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Delaware and Massachusetts, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in Section 6(f)(ix) and
          Section 6(f)(xii) above counsel may state his opinion and belief is based upon his participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof but is without independent check or verification except as specified.

               The opinion described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

               (g) Simpson Thacher & Bartlett, counsel for the Selling Stockholders, shall have furnished to the Representatives their written opinion, dated the Closing Date, or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) this Agreement has been duly authorized, executed and
               delivered by or on behalf of each of the Selling Stockholders;

                    (ii) each Selling Stockholder is the sole record owner of
               all of the Underwritten Shares or Option Shares then to be sold by such Selling Stockholder, each Selling Stockholder has full partnership power, right and authority to sell the applicable Shares; upon payment for and delivery of the Shares in accordance with this Agreement, the Underwriters will acquire all of the rights of each Selling Stockholder in the applicable Shares; and (assuming that the Underwriters do not have notice of any adverse claim to the Shares) the Underwriters will acquire their interest in such Shares free of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York);

               (h) on the date hereof and also on the Closing Date or Additional Closing Date, as the case may be, KPMG Peat Marwick LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

               (i) the Representatives shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

               (j) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

          7. The Company agrees to indemnify and hold harmless each Selling Stockholder and each Underwriter and each person, if any, who controls any Selling Stockholder or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein and except in the case of any Selling Stockholder or any person controlling such Selling Stockholder for the Selling Stockholder Information, provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.

     Each of the Selling Stockholders severally in proportion to the number of Shares to be sold by such Selling Stockholder hereunder agrees to indemnify and hold harmless the Company and each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to the Selling Stockholder Information in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus, provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraphs of this Section 7, such person (the "INDEMNIFIED PERSON") shall promptly notify the person or persons against whom such indemnity may be sought (each an "INDEMNIFYING PERSON") in writing provided that the failure of an Indemnified Person to give notice as provided herein shall not relieve the Indemnifying Person of its obligations under this Section 7, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Selling Stockholders. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

     If the indemnification provided for in the first four paragraphs of this
Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Selling Stockholders and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity, except that the indemnity and contribution agreements contained in this Section 7 shall supersede the rights and remedies of the

Company and the Selling Stockholders under the Registration Rights Agreement dated as of September 12, 1996 among such parties solely with respect to the offering of Shares contemplated hereby.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company or the Selling Stockholders and (iii) acceptance of and payment for any of the Shares.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in your absolute discretion, by notice given to the Selling Stockholders and the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State or authorities, or
(iv) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis in financial markets or elsewhere that, in you reasonable judgment, is material and adverse and which, in your reasonable judgment, makes it impracticable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Underwritten

Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Selling Stockholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter or the Selling Stockholder. In any such case either you or the Selling Stockholders shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or the Selling Stockholders shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholders and the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of

Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by you jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by you jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax:______); Attention:
Syndicate Department. Notices to the Company shall be given to it at ____________, _____________, ____________, (telefax:________);
Attention:____________. Notices to the Selling Stockholders shall be given to them at ________________, _______________, _______________, ________________,
(telefax: ___________); Attention: _________________.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                            Very truly yours,

                                            THE GILLETTE COMPANY



                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Selling Stockholders

                                            DI ASSOCIATES L.P.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            KKR PARTNERS II, L.P.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

Accepted:_________, 1998

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated
Morgan Stanley & Co. Incorporated

By: J.P. Morgan Securities Inc.

Acting on behalf of itself and the several Underwriters named above..



By:
   ------------------------------
   Title:

                                                                   SCHEDULE I




                                                             NUMBER OF SHARES
                           UNDERWRITER                        TO BE PURCHASED
                           -----------                       ----------------

J.P. Morgan Securities Inc..........................
Credit Suisse First Boston Corporation..............
Goldman, Sachs & Co.................................
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated...............................
Morgan Stanley & Co. Incorporated ..................
                                                                   ----------
         Total                                                     10,000,000

                                                                   SCHEDULE II



                                    NUMBER OF                 NUMBER OF
SELLING  STOCKHOLDERS          UNDERWRITTEN SHARES          OPTION SHARES
---------------------          -------------------          ------------

DI Associates L.P.
KKR Partners II, L.P.

                                                                     Exhibit A




                                                         , 1998



J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

     The undersigned understands that you propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with The Gillette Company, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters named therein (the "Underwriters"), of up to 11,500,000 shares (the "Shares") of the Common Stock, $1.00 par value, of the Company (the "Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, warrant or right to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities that are convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other agreement that transfers, in whole or in part, the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Common Stock or any security convertible into or exercisable for Common Stock. The foregoing sentence shall not apply to the issuance of Common Stock in connection with the transactions described in the final prospectus relating to the Public Offering.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                            Very truly yours,




                                            ------------------------------
                                            Name:
                                            Title:

                                                       Appendix A

                        LIST OF SIGNIFICANT SUBSIDIARIES

                                                           Appendix B

                                       LIST OF AGREEMENTS










                                       4